                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Oxford Industries, Inc. (the "Company") on Form 10-K ("Form 10-K") for the year ended June 3, 2005 as filed with the Securities and Exchange Commission on the date hereof, I, J. Hicks Lanier, Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) To the best of my knowledge the Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                            /s/ J. Hicks Lanier
                                            -----------------------------------
                                            J. Hicks Lanier
                                            Chairman and Chief Executive Officer
                                            (Principal Executive Officer)

August 11, 2005